                                                                   EXHIBIT 10.10


                        ------------------------------

                    ADMINISTRATION AND SERVICING AGREEMENT

                               BETWEEN AND AMONG

                                  HMFI TRUST

                         HMFI ACQUISITION CORPORATION

                                      AND

                          HARRY'S FARMERS MARKET,INC.



                         DATED AS OF JANUARY 31, 1997


                        ------------------------------

--------------------------------------------------------------------------------

       ADMINISTRATION AND SERVICING AGREEMENT dated as of January 31, 1997 between and among HFMI TRUST, a Delaware Business Trust (the "Trust"), HFMI ACQUISITION CORPORATION, a Delaware corporation ("Newco" or the "Servicer"), and
                                                  -----          --------
Harry's Farmers Market, Inc., a Georgia corporation ("HFMI").

       (a) Pursuant to a Trust Agreement dated as of the date hereof (the "Trust
                                                                           -----
Agreement") between HFMI and Wilmington Trust Company, a Delaware banking
---------
corporation, as Trustee, HFMI has established the Trust pursuant to the Delaware Business Trust Act, as amended.

       (b) Pursuant to a Transfer Agreement dated as of the date hereof (the "Transfer Agreement") between and among HFMI, Newco and the Trust, HFMI has
-------------------
agreed to transfer to the Trust, as more fully described therein and in the Assignment of Intellectual Property annexed thereto as Exhibit A, all right, title and interest worldwide in and to the Intellectual Property (as defined in the Trust Agreement).

       (c) Pursuant to the Trust Agreement, the Trust shall issue to HFMI on the date hereof the Worldwide Class Owner Certificate (as defined in the Trust Agreement) representing the Worldwide Class Intellectual Property (as defined in the Trust Agreement) and the Georgia Class Owner Certificate (as defined in the Trust Agreement) representing the Georgia Class Intellectual Property (as defined in the Trust Agreement), together with the corresponding irrevocable, exclusive, perpetual licenses to the Worldwide Class Intellectual Property and the Georgia Class Intellectual Property (the "Licenses").
                                              --------

       (d) Pursuant to an Acquisition Agreement dated as of the date hereof (the "Acquisition Agreement") between HFMI and Newco, HFMI has agreed to transfer to
 ---------------------
Newco the Worldwide Class Owner Certificate, together with the corresponding irrevocable, exclusive, perpetual license to the Worldwide Class Intellectual Property.

       (e) The parties hereto wish to enter into this Agreement to provide for the appointment of the Servicer as the agent of the Trust to perform all of the Trust's obligations in connection with the administration, maintenance, protection and enforcement of the Intellectual Property.

       NOW, THEREFORE, in consideration of the mutual premises and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                                The Servicer
                                ------------

       SECTION 1.01  Appointment of Servicer as Agent.  The Trust hereby
                     --------------------------------
appoints the Servicer as its agent to perform the functions and duties, and to prepare and file such documents, as are provided in the Trust Agreement, the Transfer Agreement, the Licenses and this Agreement to be performed or prepared by the Trust, its agent or the Servicer on behalf of the Trust. In addition, the Servicer agrees to take such actions on behalf of the Trust as the Trust, any Owner of Intellectual Property (as defined in the Trust Agreement) or the Trustee may reasonably request on a timely basis in writing that are consistent with the terms, provisions, and purposes of the Trust Agreement, the Transfer Agreement, and this Agreement. The Servicer shall prepare for signature on behalf of the Trust, or shall cause the preparation by other appropriate persons, all documents, certificates, and other filings as the Trust shall be required to prepare and/or file in connection with the Trust Agreement, the Transfer Agreement, or this Agreement. In order to enable Servicer to carry out such obligations, the Trustee has executed on behalf of the Trust the Power of Attorney accompanying this Agreement as Exhibit A, and the Trustee agrees that it will cooperate fully with the Servicer in executing such additional Powers of Attorney or other documents, and by taking such actions as the Servicer may direct, in order to facilitate the Servicer's performance of its obligations hereunder.

       SECTION 1.02  Rights and Duties of Servicer.
                     -----------------------------

       (a) As part of its performance of such obligations, the Servicer's permitted activities shall include, without limitation:

              (1) taking any steps reasonably necessary to the preservation and maintenance (including of any registrations or recordations therefor or thereof) of the Intellectual Property, including without limitation preservation of requisite confidentiality arrangements, payment of applicable renewal fees, payment of periodic taxes, filing use declarations, filing proof of use, and the like;

              (2) executing and/or requiring the execution of confidentiality agreements, filing and prosecuting applications to register, renew, record, or otherwise perfect and/or confirm the ownership and integrity of the Intellectual Property, and filing, prosecuting, defending, and resolving (by any means deemed appropriate by Servicer, including, without

                                                                               3
     limitation, negotiated settlement), any suit, opposition, cancellation, reconsideration, appeal, or other proceeding related to or affecting any of the Intellectual Property;

              (3) recording any sublicenses or other agreements evidencing confidentiality requirements, and filing additional applications, registrations and recordations with respect to the Intellectual Property or with respect to any Additional Intellectual Property (as defined in the Trust Agreement) as shall be necessary and appropriate, including, without limitation, the filing of applications in the United States Patent and Trademark Office or with the United States Register of Copyrights, and elsewhere throughout the world, covering the Intellectual Property and/or any Additional Intellectual Property;

              (4) taking all steps reasonably necessary and appropriate to enforce the Trust's rights and/or legal title in the Intellectual Property, and to enforce the rights and obligations of the Trust under this Agreement and the Licenses, including, without limitation, with regard to (i) the preservation of the confidentiality of trade secrets and know-how included in the Intellectual Property; and (ii) the use of the appropriate marks indicating registration and/or ownership of copyrights, logos, trade names, service marks and trademarks included in the Intellectual Property.

       (b) In the event that any Intellectual Property is infringed or misappropriated or otherwise subject to unauthorized use by a third party, any Owner of Intellectual Property that has knowledge of such third party use shall promptly notify the Servicer and the other Owners of Intellectual Property in writing, and the Servicer shall take such actions deemed by the Servicer to be reasonably necessary and appropriate under the circumstances with respect thereto, including without limitation, bringing legal action on behalf of the Trustee (or, as set forth in Section 1.03, delegating authority to the relevant Owner of Intellectual Property to bring such action) for infringement and/or misappropriation and for appropriate remedies, which may include injunctive relief; provided, however, that the Servicer shall consult with the relevant
        --------  -------
Owner of Intellectual Property prior to taking any action. Any monetary recovery from any action brought pursuant to this paragraph shall be apportioned between the Owners in a manner to be agreed upon in good faith by the Owners.

       (c) Servicer will use its best commercially reasonable efforts to avoid intentionally abandoning, failing to renew, or failing to maintain any application or registration or other documentation of ownership rights for any Intellectual Property that an Owner of Intellectual Property notifies Servicer in writing on a timely basis is to be maintained or otherwise renewed by Servicer.

       (d) Servicer will use its best commercially reasonable efforts to avoid intentional lapse into the public domain of any of the Intellectual Property that requires confidential treatment to maintain its value or validity.

       (e) Servicer's obligations are conditioned on the full and timely cooperation from the Owners of Intellectual Property and/or the Trustee. Servicer shall have no duty to take any steps to maintain confidentiality or to maintain any registrations, recordations, or other filings that Servicer deems no longer feasible, possible, practical, desirable, or cost-effective to maintain; provided, however, that Servicer shall notify the Owners of Intellectual Property of its decision not to maintain any of the foregoing and
(ii) in such event, HFMI shall have the option of requiring Servicer assign such Intellectual Property to it prior to such registration, recordation or other filing rights expiring.

       SECTION 1.03  Delegation to Owners of Intellectual Property.
                     ---------------------------------------------

          (a)  Notwithstanding any provisions to the contrary contained in this
Article I, the Servicer may delegate to an Owner of Intellectual Property the authority to take in the name of the Trust any and all actions to maintain and defend the Intellectual Property covered by the Owner Certificate of that Owner of Intellectual Property, but in no event shall the Owner be obligated to take such action. In the event that Servicer so delegates any such authority, the party to whom such authority is delegated shall provide the Servicer with copies of all correspondence and documents relating thereto. Notwithstanding the foregoing, if in the good faith judgment of the Servicer the Owner of Intellectual Property to which the Servicer has delegated authority acts in a manner prejudicial to the value of the Intellectual Property, the Servicer may revoke the authority previously delegated.

          (b) Subject to the preceding sentence, if the Servicer delegates to an Owner of Intellectual Property authority to take all actions in the name of and on behalf of the Trust with respect to any infringement, misappropriation, or unauthorized third-party use of any Intellectual Property, the Servicer shall cooperate with such Owner of Intellectual Property in all respects in any such actions, such cooperation including without limitation causing the Trust to be a plaintiff or co-plaintiff in any such action, causing the officers of the Trust to execute pleadings and other necessary documents, and providing such documents signed on behalf of Servicer or the Trust, if such documents are required.

          (c) Notwithstanding the foregoing, nothing herein is intended to or shall serve in any way to restrict any rights the Owners may have to bring suit in their own names as exclusive licensees.

        SECTION 1.04  Servicing Expenses.
                      ------------------

          (a) HFMI shall pay for all reasonable fees and expenses, including the reasonable fees and expenses of its attorneys, consultants and agents, incurred by the Servicer in connection with the transfer of the Intellectual Property from HFMI to the Trust (including all governmental recordation, filing and other taxes and fees).

          (b) Each Owner of Intellectual Property shall pay for all fees and expenses, including the reasonable fees and expenses of attorneys, consultants and agents, incurred by the Servicer in connection with the performance of services for the Trust, that relate solely to the Intellectual Property covered by the Owner Certificate of that Owner of Intellectual Property. In the event the Servicer undertakes litigation in Georgia or Alabama that HFMI reasonably considers should not be undertaken, HFMI shall not be required to fund such litigation.

          (c) Where the services rendered by the Servicer do not relate solely to the Intellectual Property of a particular Owner of Intellectual Property, each Owner of Intellectual Property shall pay for all fees and expenses, including the reasonable fees and expenses of its attorneys, consultants and agents, incurred by the Servicer in connection with that Owner of Intellectual Property's Portion. The "Owner of Intellectual Property's Portion" shall be
                          ----------------------------------------
determined on a case by case basis in good faith by the Owner of the Intellectual Property in consideration of the nature of the services rendered.

          (d) Any fees and expenses incurred by an Owner of Intellectual Property in connection with the taking of an action pursuant to Section 1.03(b) shall be borne by such Owner of Intellectual Property, and such Owner of Intellectual Property shall pay for all fees and expenses, including the reasonable fees and expenses of attorneys, consultants and agents, incurred by the Servicer in connection with such action.

          (e) In the event that the Trust is a party to a lawsuit concerning any issue relating to the Intellectual Property, Servicer agrees not to commit to any settlement of such lawsuit without the consent of the Owners of Intellectual Property, which consent shall not be unreasonably withheld.

        SECTION 1.05  Advance of Expenses.
                      -------------------

       (a) HFMI agrees to pay the Servicer one thousand dollars, upon execution of this Agreement as an advance on the fees and expenses to be incurred by the Servicer in connection with the transfer of the Intellectual Property from HFMI to the Trust pursuant to the Transfer Agreement.

       (b) HFMI agrees to pay the Servicer one thousand dollars annually no later than March 31 of each year (the "Annual Servicing Advance"), as an advance
                                       ------------------------
to cover expenses expected to be incurred by the Servicer in performing its duties under this Article I for that year. The first Annual Servicing Advance payment shall be due upon execution of this Agreement; the amount of such initial payment shall be adjusted by multiplying the Annual Servicing Advance by the number of days remaining in calendar year 1997, divided by 365.

       (c) The Servicer shall reimburse HFMI for the amount by which any advances exceed actual expenses, and HFMI shall pay the Servicer the amount by which actual expenses exceed any advances.

       (d) Commencing in the year 2000 and for each year thereafter, the Servicer shall increase or decrease the amount of the Annual Servicing Advance to equal the average actual servicing expenses incurred by the Servicer during the prior two calendar years.

       1.06 Proceeds.  The Owner of Intellectual Property for the Intellectual
            --------
Property involved in an action pursuant to Section 1.02 or 1.03 shall be entitled to all of the proceeds from a claim brought by the Servicer or by that Owner of Intellectual Property to enforce or protect the Intellectual Property involved.

       1.07 Independence of the Servicer.  For all purposes of this
            ----------------------------
Agreement, the Servicer shall be an independent contractor with respect to the manner in which it accomplishes the performance of its obligations hereunder, and the Trust shall not interfere with the performance by the Servicer of the Services. Neither the Trust nor an Owner of Intellectual Property may require the Servicer to act contrary to its obligations under this Agreement or the Trust Agreement.


                                  ARTICLE II

                              Administration Fee
                              ------------------

       SECTION 2.01  Administration Fee.  HFMI agrees that it will also pay the
                     ------------------
Servicer, in order to cover the Servicer's overhead costs and expenses in connection with the administration of the Intellectual Property, an administration fee of one thousand dollars annually by January 30 of each year (the "Annual Administration Fee"). The first Annual Administration Fee shall be
      -------------------------
due upon execution of this Agreement; the amount of such initial payment shall be adjusted by multiplying the Annual Administration Fee by the number of days remaining in calendar year 199, divided by 365. Commencing in 2000 and for each year thereafter, the Servicer shall increase or decrease the amount of the Annual Administration Fee to equal the actual budgeted overhead costs and expenses for the administration of the Intellectual Property during that year.

                                  ARTICLE III

                         Use of Intellectual Property
                         ----------------------------

        SECTION 3.01  Use of Intellectual Property.  (a)  Unless the Servicer
                      ----------------------------
consents in advance in writing, which consent may be withheld in the Servicer's sole discretion, the Owner of Georgia Class Intellectual Property shall not (i) use any Additional Intellectual Property (as defined in the Trust Agreement) other than the Georgia Class Intellectual Property, which may include Additional Intellectual Property (ii) co-join any other name or names with any of the trademarks, service marks, trade names or logos included in the Intellectual Property to create a composite trademark, service mark, trade name or logo or
(ii) use a modified version of a trademark, service mark, trade name or logo included in the Georgia Class Intellectual Property.

          (b) The Owner of the Georgia Class Intellectual Property shall not apply to register any of the Intellectual Property, file any document relating to any of the Intellectual Property with any government authority or take any action that would affect the ownership by Newco of the Worldwide Class Intellectual Property.


                                  ARTICLE IV

                           Miscellaneous Provisions
                           ------------------------

        SECTION 4.01  Term.  The term of this Agreement and of the Power of
                      ----
Attorney shall begin as of the effective date hereof and continue in perpetuity.

       SECTION 4.02.  Limitations on Liability.
                      ------------------------

          (a) The Servicer shall discharge its duties hereunder and under the Power of Attorney with appropriate skill and care, but shall have no liability with respect to, and shall not be obligated to indemnify or hold harmless any party including, without limitation, the Trust or any of its affiliates, employees, agents or other representatives from or against, any cost, expense, damage or liability arising out of or otherwise in respect of the performance of the Services or under the Power of Attorney. It is expressly understood and agreed by the parties hereto that the Servicer shall not be liable for the obligations of the Trust other than as provided in this Agreement. Without limiting the foregoing, the Trust shall indemnify the Servicer, its affiliates, stockholders, directors, officers, employees, agents and representatives (col lectively, the "Indemnified Parties") and hold them harmless from and against
                -------------------
any and all losses, liabilities, claims, damages and expenses (including reasonable attorney's fees and expenses) suffered or incurred by or on behalf of any Indemnified Party arising out of or based upon the defense of any claim or litigation brought by a third party with respect to the performance by any

Indemnified Party of their obligations under this Agreement or under the Power of Attorney; provided, however, that the Trust shall not be liable to any
             --------  -------
Indemnified Party to the extent that liability of any Indemnified Party arises primarily from such party's material breach of this Agreement by bad faith, fraud, willful misconduct or gross negligence.

          (b)  It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Trustee of the Trust under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereby, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust, (iii) except as Wilmington Trust Company shall otherwise expressly agree, nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or impliedly contained herein, all such liability, if any, being expressly waived by the Servicer and by any person claiming by, through or under it and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the Trust Agreement.

       SECTION 4.03.  Access to Records and Information.  The Trust and the
                      ---------------------------------
Owners of Intellectual Property will (a) permit the Servicer, upon reasonable request and during normal business hours, access to inspect and make copies of any of the Trust's or the Owners of Intellectual Property's records and (b) promptly provide other information reasonably requested by the Servicer in order to carry out its duties hereunder.

        SECTION 4.04  Indemnification.  Each Owner of Intellectual Property
                      ---------------
agrees to indemnify and hold harmless the other Owners of Intellectual Property (and their affiliates, subsidiaries, officers and directors) and the Trust against and save and hold each of them harmless from any and all losses, liability, damages and expenses (including reasonable attorneys' fees and expenses) ("Losses") that may arise in connection with any third party product
            ------
liability claim that arises in connection with the manufacture, production and distribution of products or services sold, licensed, sublicensed, distributed, advertised, provided, and/or marketed with, under or in connection with the Intellectual Property, by or under the direction and control of such Owner of Intellectual Property.

        SECTION 4.05  Integration; Amendments.  This Agreement, the licenses in
                      -----------------------
perpetuity from the Trust and, as applicable, the Trust Agreement and the Transfer Agreement contain the complete understanding of the parties with respect to the subject matter hereof, and supersede all prior oral or written understandings and agreements relating thereto, and may not be modified, discharged or terminated except by a written instrument signed by the parties hereto.

        SECTION 4.06  Waivers.  No failure or delay on the part of any party in
                      -------
exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

        SECTION 4.07  Arbitration.  If the parties cannot agree upon any matter
                      -----------
relating to this Agreement, the dispute shall be settled and determined by an arbitrator (which may be the Trustee) mutually agreed by the parties (or, if the parties cannot agree upon an arbitrator within 30 days, an arbitrator selected by the president of the American Arbitration Association). Such arbitration shall take place in New York, in accordance with and pursuant to the then existing rules of the American Arbitration Association.

       The arbitrator shall have power to order that any party specifically perform its obligations under this Agreement. The fees and expenses of the arbitrator shall be shared equally by the parties to the arbitration. The parties agree that the arbitrator shall have the power to award attorney's fees and expenses in any proceeding and that the arbitration award shall be final and binding upon the parties.

       SECTION 4.08  No Joint Ventures.  Nothing contained in this Agreement
                     -----------------
shall be construed to create a relationship of partnership, joint venture or agency between the parties, except for the agency relationship between the Trust and the Servicer, and this Agreement shall not confer on any party any power to obligate or bind any other party in any manner whatsoever, except as specifically provided herein.

        SECTION 4.09  Notices.  All notices and other communications hereunder
                      -------
shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile or on the next business day when sent by reputable overnight courier or on the third succeeding business day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (i)  if to Newco or the Services, to:

                 HFMI Acquisition Agreement
                 14103 Denver West Parkway
                 Golden, Colorado  80401
                 Attention: Thomas Sprague
                 Telecopier: (303) 771-4860
                 and to:

                 Paul, Weiss, Rifkind, Wharton & Garrison
                 1285 Avenue of the Americas
                 New York, New York  10019
                 Attention: Robert M. Hirsh, Esq.
                 Telecopier: (212) 373-2159

           (ii)  if to HFMI Trust, to:

                 HFMI Trust
                 c/o Wilmington Trust Company
                 1100 North Market Street
                 Rodney Square North
                 Wilmington, Delaware  19890
                 Attention:  Corporate Trust
                   Administration
                 Telecopier:

                 and to:

                 Richard, Layton & Finger
                 One Rodney Square
                 Wilmington, Delaware  19899
                 Attention:  Eric A. Mazie, Esq.
                 Telecopier:  (302) 658-6548

          (iii)  if to HFMI, to:

                 Harry's Farmers Market, Inc.
                 1180 Upper Hembree Road
                 Roswell, Georgia  30076
                 Attention:  Harry Blazer
                 Telecopier:  (770) 664-4920

                 and to:

                 Alston & Bird
                 One Atlantic Center
                 1201 West Peachtree Street
                 Atlanta, Georgia  30309
                 Attention:  John Latham, Esq.
                 Telecopier:  (404) 881-7913

        SECTION 4.10  Headings and Cross-References.  The various headings and
                      -----------------------------
the table of contents in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

        SECTION 4.11  Severability.  Any provision of this Agreement that is
                      ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 4.12  Governing Law.  This Agreement shall be governed by and
                      -------------
construed in accordance with the internal laws of the State of Georgia applicable to agreements made and to be performed wholly within such State, and in accordance with the trademark or copyright laws of the United States, as applicable.

        SECTION 4.13  Counterparts.  This Agreement may be executed in two or
                      ------------
more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

       SECTION 4.14.  Successors and Assigns.  All covenants and agreements
                      ----------------------
contained herein shall be binding upon, and inure to the benefit of, the Trust, HFMI, and Newco, and their respective Successors (as defined in the Trust Agreement).

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.



HFMI TRUST                           HARRY'S FARMERS MARKET, INC.


By:  WILMINGTON TRUST                By:/s/ Harry A. Blazer
     COMPANY, not in its                -----------------------------
     individual capacity                Name: Harry A. Blazer
     but solely as Trustee,             Title: President


By: /s/ Christopher L. Kaiser
   ------------------------------
     Name:  Christopher L. Kaiser
     Title: Vice President



HMFI ACQUISITION CORPORATION


By: /s/ Saad J. Nadhir
   -------------------------------
   Name: Saad J. Nadhir
   Title: Chief Executive Officer

                               POWER OF ATTORNEY


       KNOWN ALL MEN BY THESE PRESENTS, that HFMI Trust, a Delaware business trust (the "Trust") hereby appoints HMFI ACQUISITION CORPORATION ("Newco") and
            -----                                                   -----
any and all officers thereof as its true and lawful attorney-in-fact, with full power of substitution, in connection with the maintenance and defense of the Trust's rights in, to, and under federal, state and foreign patents, trademarks (registered and unregistered) trademark applications, service marks (registered and unregistered), service mark applications, trade names, trade name rights and publicity rights, copyrights and copyright registrations, trade secrets and know-how and other proprietary rights and information, and any later additions thereto, that are the subject of the Trust Agreement worldwide (the

"Intellectual Property") with full irrevocable power and authority in the place
----------------------
of the Trust and in the name of the Trust or in its own name as nominee for the Trust, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the foregoing including, without limitation:

          (i) the full power to sign its name upon all filings and to do all things necessary to maintain and register the Intellectual Property with the United States Patent and Trademark Office or United States Register of Copyrights and with any other appropriate trademark, copyright or other governmental offices throughout the world;

          (ii) the full power to execute, require execution of or record requisite confidentiality agreements or otherwise preserve the value or validity of that portion of the Intellectual Property which requires confidential treatment;

          (iii) the full power to use and require the use of the appropriate marks indicating registration and/or ownership of copyrights, logos, trade names, service marks and trademarks included in the Intellectual Property

          (iv) to cause the Trust to pay or to pay or discharge taxes and liens levied or placed on or threatened against the Intellectual Property; and

          (v) (A) to commence, prosecute and settle in the name of the Trust any suits, actions or proceedings at law or in equity in any court of competent jurisdiction or before any appropriate governmental authority regarding the ownership, validity or use of the Intellectual Property, or (B) to defend any suit, action or proceeding brought against or regarding the Intellectual

Property, all in accordance with the Administration and Servicing Agreement dated as of the date hereof between and among Newco, Harry's Farmers Market, Inc. and the Trust.

       This Power of Attorney is governed by the laws of the State of Georgia applicable to powers of attorney made and to be exercised wholly within such State.

       Dated:  This      day of  January, 1997
                    ----

                                  HFMI TRUST

                                  By: Wilmington Trust Company, not in its
                                      individual capacity, but solely as Trustee


                                  By: /s/ Christopher L. Kaiser
                                     ----------------------------
                                      Name:  Christopher L. Kaiser
                                      Title: Vice President

STATE OF Delaware     )
        ------------
                      : ss.:
COUNTY OF New Castle  )
          -----------

       On the 30th of January, 1997, before me personally came
              ----    --------
Christopher L. Kaiser, to me personally known and known to me to be the person
---------------------
described in and who executed the foregoing instrument as Vice President
                                                          --------------
of Wilmington Trust Company, as Trustee of HFMI Trust, who being by me duly sworn, did depose and say that he resides at Wilmington, Delaware; that he
                                             --------------------
is the Vice President of Wilmington Trust Company, the Trustee of the HFMI
       --------------
Trust described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said HFMI Trust by Wilmington Trust Company, as Trustee, by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said Trust.


                                   Notary Public

                                   /s/ Kathleen A. Pedelini

                                            KATHLEEN A. PEDELINI
                                                NOTARY PUBLIC
                                   My Commission expires October 31, 1998